Exhibit 10.3
ADAMAS TRUST, INC.
2017 EQUITY INCENTIVE PLAN

2024 PERFORMANCE SHARE UNIT
TIME OF SETTLEMENT ELECTION FORM

    Please complete this Time of Settlement Election Form (the “Election Form”) and return a signed copy to the Company’s Chief Financial Officer , no later than June 30, 2026 if you would like to defer settlement of the award of performance share units (“PSUs”) or dividend equivalents corresponding to such PSUs (“Dividend Equivalents”) under the Adamas Trust, Inc. 2017 Equity Incentive Plan, as amended from time to time (the “LTIP”) granted to you on [_________], 2024 (the “2024 PSU Award”) to a later date.

Participant:        _______________________

NOTE: This Election Form relates to the 2024 PSU Award. If you do not complete this Election Form, payment of the PSUs will be made to you at the time specified in the award agreement governing the 2024 PSU Award (the “Agreement”). If you do wish to make a Deferral Election, all sections of this Election Form must be completed.

Settlement of the PSUs and Dividend Equivalents

In making this election, these rules apply:

•Unless otherwise specified, capitalized terms used but not defined in this Election Form will have the meaning attributed to them in the Adamas Trust, Inc. Nonqualified Deferred Compensation Plan, as amended from time to time (the “Plan”).

•You must select a Distribution Date below for the PSUs and Dividend Equivalents, which notwithstanding anything to the contrary in the Agreement, will be the date on which you will receive payment of the PSUs and Dividend Equivalents if the PSUs vest.

•Dividend Equivalents to which you may be entitled under the Agreement shall be subject to the terms and conditions specified in Sections 4.07, 5.03(b) and 5.03(c) of the Plan. As specified in Section 5.03(b) of the Plan, if you elect to defer PSUs, you have the option to defer Dividend Equivalents accrued prior to the vesting date of the deferred PSUs to which such Dividend Equivalents correspond. Unless an alternative Distribution Date for such Dividend Equivalents is selected below, the Dividend Equivalents accrued prior to the vesting date of the deferred PSUs to which such Dividend Equivalents correspond will be paid to you on the vesting date of such deferred PSUs in accordance with Section 5.03(b) of the Plan. If you do not elect to defer PSUs, you still have the option to defer Dividend Equivalents in accordance with Section 4.07 of the Plan.
Exhibit A-1

•Following your return of this Election Form and prior to the vesting date of your PSUs, you will receive a separate Election Form to select your Investment Option(s) for any cash-based Dividend Equivalents subject to deferral hereunder. Your Cash Account will be adjusted for earnings or losses based on the performance of the Investment Option(s) you select, and such notional investment will continue until you modify your Investment Option(s) in accordance with procedures established by the Committee.

Election of Distribution Date for the PSUs and Dividend Equivalents

I hereby elect to receive payment related to (i) _____% of the vested PSUs [(please indicate a percentage (%) amount between 0% and 100% (rounded to the nearest whole number))], (ii)______% of the applicable Dividend Equivalents corresponding to such vested PSUs [(please indicate a percentage (%) amount between 0% and 100% (rounded to the nearest whole number))] and (iii) _____% of the applicable Dividend Equivalents corresponding to the unvested PSUs [(please indicate a percentage (%) amount between 0% and 100% (rounded to the nearest whole number))] on the following date or schedule [(please select one)] and PSUs and the Dividend Equivalents that are not deferred will be paid at the time specified in the Agreement:

☐    A specific date after December 31, 2026: _____________________, 20___;

☐    Multiple specific dates after December 31, 2026:

i.    _____%[(please indicate a percentage (%) amount between 1% and 99%
(rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;

ii.    _____%[(please indicate a percentage (%) amount between 1% and 99%
(rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;

iii.    _____%[(please indicate a percentage (%) amount between 1% and 99%
(rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;

iv.    _____%[(please indicate a percentage (%) amount between 1% and 99% (rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i –
iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred
Dividend Equivalents on _____________________, 20___;

☐    My Separation from Service;

☐    My death;
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☐    My Disability;

☐    The occurrence of a Change in Control; or

☐    The earliest to occur of [(select multiple or all of the following options)]:

☐    A fixed date or schedule [(select one of the following options)]:

☐    A specific date after December 31, 2026: _____________________, 20___;

☐    Multiple specific dates after December 31, 2026:

i.    _____%[(please indicate a percentage (%) amount between 1% and 99% (rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;
ii.    _____%[(please indicate a percentage (%) amount between 1% and 99% (rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;
iii.    _____%[(please indicate a percentage (%) amount between 1% and 99% (rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;
iv.    _____%[(please indicate a percentage (%) amount between 1% and 99% (rounded to the nearest whole number, such that the percentage (%) amounts indicated in items i – iv of this section, as applicable, total 100%))] of the total deferred PSUs and deferred Dividend Equivalents on _____________________, 20___;
☐    My Separation from Service;

☐    My death;

☐    My Disability; or

☐    The occurrence of a Change in Control.

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2.     Signature

I understand that this Election Form will become effective on June 30, 2026 Once I have elected the Distribution Date for the PSUs and Dividend Equivalents by filing this Election Form, I understand that (a) the Deferral Election will be effective as of the effective date specified in the preceding sentence, (b) the Deferral Election will control over any contrary settlement date specified in the Agreement, and (c) the settlement election may not be changed at any time (except to the extent any subsequent change complies with the Plan and Section 409A of the Code).

By signing this Election Form, I acknowledge my understanding of, and agreement with, the terms in this Election Form, the Agreement, the LTIP and the Plan.
    ADAMAS TRUST, INC.

    By:
    Name:
    Title:

    PARTICIPANT

    Name:
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